                                                                   EXHIBIT 23D




                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Stratosphere Corporation:

We consent to the use of our report incorporated herein by reference.

                                              /s/ KPMG Peat Marwick LLP




Las Vegas, Nevada
April 8, 1997